NEWBUILDINGS	6 Months Ended
Jun. 30, 2023
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
Movements in the six months ended June 30, 2023 are summarized as follows:

(in thousands of $)
Balance as of December 31, 2022	91,898
Installments paid	107,091
Capitalized interest expense	3,326
Other	3,387
Transfer to vessels and equipment	(143,305)
Balance as of June 30, 2023	62,397

In 2021 and 2022, the Company entered into agreements to construct a total of ten Kamsarmax vessels. Four vessels have been delivered as of June 30, 2023 and the latest is expected to be delivered to the Company by fourth quarter of 2024.

In the six months ended June 30, 2023, the Company paid installments in total of $107.1 million related to ten newbuildings. During six months ended June 30, 2023, we capitalized interest expense of $3.3 million for our ten Kamsarmax newbuildings.

Remaining Kamsarmax newbuildings commitments of $149.7 million will be partially financed with the proceeds from future sales of older vessels, cash on hand, operating cash flows and debt financing to be established closer to the delivery of the newbuildings.

In the six months ended June 30, 2023, four out of the ten Kamsarmax newbuildings were delivered to the Company and related accumulated costs were transferred to "Vessels and equipment" in the total amount of $143.3 million. As of June 30, 2023, the Company had capitalized costs of $62.4 million relating to construction contracts for the six remaining Kamsarmax newbuildings. With reference to Note 24, "Subsequent events", two out of ten Kamsarmax newbuildings under construction were delivered to the Company subsequent to June 30, 2023, bringing the total to six delivered Kamsarmax.